UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52898	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

General

On October 29, 2020, urban-gro, Inc. (the “Company”) changed its state of incorporation from the State of Colorado to the State of Delaware (the “Conversion”) pursuant to a plan of conversion (the “Plan of Conversion”) approved by the board of directors of the Company (the “Board”). The Conversion was accomplished by the filing of (i) a statement of conversion with the Colorado Secretary of State (the “Statement of Conversion”); (ii) a certificate of conversion with the Delaware Secretary of State (the “Certificate of Conversion”); and (iii) a certificate of incorporation with the Delaware Secretary of State (the “Certificate of Incorporation”). Pursuant to the Plan of Conversion, the Board also adopted new bylaws in the form attached hereto as Exhibit 3.4 (the “Delaware Bylaws”).

The Conversion was duly approved by the written consent of the shareholders of the Company holding a majority of the outstanding shares of the Company’s common stock, $0.001 par value per share. Upon effectiveness of the Conversion:

(a)	the Company ceased being governed by Colorado corporate laws, the Company’s previous articles of incorporation and the Company’s previous bylaws and became subject to Delaware corporate laws, the Certificate of Incorporation, and the Delaware Bylaws;

(b)	the Company as a Delaware corporation after the Conversion (the “Resulting Company”) (i) is deemed to be the same entity as the Company as a Colorado corporation before the Conversion (the “Converting Company”) for all purposes under the laws of Delaware, (ii) continues to have all of the rights, privileges, and powers of the Converting Company, (iii) continues to possess all of the properties of the Converting Company, and (iv) continues to have all of the debts, liabilities, and obligations of the Converting Company; and

(c)	each share of common stock of the Converting Company, $0.001 par value per share, shall convert into one validly issued, fully paid, and non-assessable share of common stock, $0.001 par value per share, of the Resulting Company.

The Conversion is not expected to affect any of the Company’s material contracts with any third parties, and the Converting Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of the Resulting Company. The Conversion itself did not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities, or net worth (other than as a result of the costs incident to the Conversion) of the Company.

As previously noted, the Certificate of Incorporation and the Delaware Bylaws will be the governing instruments of the Resulting Company following the Conversion, resulting in some changes from the Converting Company’s current articles of incorporation and bylaws, which are primarily procedural in nature, such as a change in the registered office and agent from an office and agent in Colorado to an office and agent in Delaware. There are also material differences between the Colorado Business Corporation Act (the “CBCA”) and the General Corporation Law of the State of Delaware (the “DGCL”). Certain changes to the articles of incorporation and bylaws of the Converting Company, as well as the material differences between the CBCA and the DGCL are discussed below. The following summary does not purport to be complete and is qualified in its entirety by reference to Colorado and Delaware corporate laws and the Certificate of Incorporation and the Delaware Bylaws.

Changes from Colorado Law to Delaware Law

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Converting Company before the Conversion and the rights of the stockholders of the Resulting Company after the Conversion, as a result of the differences between the DGCL and the CBCA. This chart does not address each difference between the DGCL and the CBCA but focuses on some of those differences which the Board believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences and is qualified in its entirety by reference to the DGCL and the CBCA.

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Provision	CBCA	DGCL
Special Meetings of Shareholders/Stockholders	Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.	Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.
Corporate Action without a Shareholder/Stockholder Meeting	The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.	Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.
Filling Vacancies on the Board of Directors	Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.	The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation	Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

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Provision	CBCA	DGCL
Amendment or Repeal of Bylaws	Under the CBCA, shareholders may amend a corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.	The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.
Number of Directors	Under the CBCA, the number of directors must be specified in the corporation’s bylaws.	The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.
Removal of Directors	Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.	Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.
Vacancies on the Board of Directors	Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the certificate of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

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Provision	CBCA	DGCL
Declaration and Payment of Dividends	Under the CBCA, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its shareholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

Approval of Share Exchanges	Under the CBCA, a Colorado corporation may acquire all of the outstanding shares of one or more classes or series of one or more domestic corporations if the board of directors of each corporation adopts a plan of share exchange and the shareholders of each corporation approve the plan of share exchange.	The DGCL does not have a comparable requirement.
Taxes and Fees	There is no franchise tax in Colorado.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Changes to the Articles of Incorporation

The below description of the provisions of the Certificate of Incorporation is not intended as an exhaustive list of all difference as compared to the Converting Company’s articles of incorporation and is qualified in its entirety by reference to the Certificate of Incorporation.

(a)	Removal of Directors: The Certificate of Incorporation states that any director, or the entire Board, may be removed from office with or without cause, at any time, only by the affirmative vote of the holders of a majority of the shares of voting stock then outstanding.

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(b)	Stockholder Action

i.	Action by Consent: The Certificate of Incorporation states that any election of directors or other action by the stockholders of the Resulting Company that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

ii.	Special Meetings: The Certificate of Incorporation states that special meetings of stockholders of the Resulting Company may be called only by the Board, the chairperson of the Board, the chief executive officer or the president (in the absence of a chief executive officer), and the ability of the stockholders to call a special meeting is specifically denied.

(c)	Indemnification and Director Liability: The Certificate of Incorporation states that no director of the Resulting Company shall be personally liable to the Resulting Company or its stockholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of his or her duties, of any business opportunity of the Resulting Company, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of the law, (iii) for the types of liability set forth in under Section 174 of the DGCL, or (iv) for any transaction from which the director received an improper personal benefit. To the fullest extent permitted by applicable law, the Resulting Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers, and agents of the Resulting Company (and to any other persons to which applicable law permits the Resulting Company to provide indemnification).

(d)	Bylaws: The Certificate of Incorporation states that the Board is expressly authorized to adopt, amend or repeal any or all of the Delaware Bylaws. Any adoption, amendment or repeal of the Delaware Bylaws by the Board shall require the approval of a majority of the Board. The stockholders shall also have the power to adopt, amend or repeal the Delaware Bylaws as prescribed by law; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Resulting Company required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Resulting Company entitled to vote in the election of directors shall be required to adopt, amend, or repeal any provision of the Delaware Bylaws.

(e)	Amendment: The Certificate of Incorporation states that, in addition to any vote of the holders of any class or series of stock of the Resulting Company required by law or by the Certificate of Incorporation , the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Resulting Company entitled to vote in the election of directors shall be required to amend or repeal the provisions of this Certificate of Incorporation; provided however that certain provisions of the Certificate of Incorporation shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Resulting Company entitled to vote in the election of directors.

Changes to the Bylaws

The below description of the provisions of the Delaware Bylaws is not intended as an exhaustive list of all difference as compared to the Converting Company’s bylaws and is qualified in its entirety by reference to the Delaware Bylaws.

(a)     Annual Meeting of Stockholders: The Delaware Bylaws state that the annual meeting of the stockholders of the Resulting Company shall be held at such date, place and/or time as may be fixed by resolution of the Board.

(b)    Special Meetings of Stockholders: The Delaware Bylaws state that special meetings of stockholders of the Resulting Company may be called only by the chairman of the Board or the chief executive officer or by the Board acting pursuant to a resolution adopted by a majority of the Board.

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(c)     Notice of Stockholder Meeting: The Delaware Bylaws state that, except as otherwise required by law, written, printed or electronic notice stating the place, day and hour of the meeting and the purposes for which the meeting is called shall be prepared and delivered by the Resulting Company not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, by mail, or in the case of stockholders who have consented to such delivery, by electronic transmission (as such term is defined in the DGCL), to each stockholder of record entitled to vote at such meeting.

(d)    Quorum and Adjournment: The Delaware Bylaws state that, except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of capital stock of the Resulting Company entitled to vote in the election of directors, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business for the purposes of taking action on such business.

(e)     Consent of Stockholders in Lieu of Meeting: The Delaware Bylaws state that any election of directors or other action by the stockholders of the Resulting Company that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

(f)      Regular Meetings of Directors: The Delaware Bylaws state that the Board may, by resolution, provide the time and place for the holding of regular meetings of the Board.

(g)    Special Meetings of Directors: The Delaware Bylaws state that special meetings of the Board shall be called at the request of the chairman of the Board, the chief executive officer or a majority of the Board. The person or persons authorized to call special meetings of the Board may fix the place and time of the meetings.

(h)    Action by Unanimous Consent of Directors: The Delaware Bylaws state that the Board may take action without the necessity of a meeting by unanimous consent of directors. Such consent may be in writing or given by electronic transmission, as such term is defined in the DGCL.

(i)      Officers: The Delaware Bylaws state that the elected officers of the Resulting Company shall be a chairman of the Board, a chief executive officer, a president, a secretary, a treasurer, and such other officers as the Board from time to time may deem proper. The chairman of the Board shall be chosen from the directors. All officers chosen by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the Certificate of Incorporation. Such officers shall also have powers and duties as from time to time may be conferred by the Board or by any committee thereof.

The foregoing description is not a complete statement of the rights of the Company’s stockholders and the Company’s stockholders should refer to the full text of, and decisions interpreting, Delaware law and Colorado law for a complete understanding of their rights. Many provisions of the CBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the CBCA and the DGCL.

The foregoing description of the Plan of Conversion, the Statement of Conversion, the Certificate of Conversion, the Certificate of Incorporation, and the Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Statement of Conversion, the Certificate of Conversion, the Certificate of Incorporation, and the Delaware Bylaws, copies of which are attached as Exhibits 2.1, 3.1, 3.2, 3.3, and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

Number	Exhibit

2.1	Plan of Conversion, dated as of September 30, 2020

3.1	Colorado Statement of Conversion filed with the Colorado Secretary of State on October 29, 2020

3.2	Delaware Certificate of Conversion filed with the Delaware Secretary of State on October 29, 2020

3.3	Delaware Certificate of Incorporation filed with the Delaware Secretary of State on October 29, 2020

3.4	Delaware Bylaws adopted on October 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: October 30, 2020	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer

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